Exhibit 24.1

CBS Corporation

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of CBS CORPORATION (the “Company”) hereby constitutes and appoints Louis J. Briskman and Angeline C. Straka, and each of them individually, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file the Company’s registration statement or statements on Form S-3 with the Securities and Exchange Commission (the “Commission”), and any and all amendments, post-effective amendments and supplements thereto, and any and all instruments and documents filed as a part of or in connection with said registration statement or statements or any amendments thereto, covering shares of the Company’s common stock to be issued in connection with the Company’s assumption of Company Stock Options as defined in that certain Agreement and Plan of Merger, dated as of May 15, 2008, by and among CNET Networks, Inc., a Delaware corporation, the Company and Ten Acquisition Corp., a Delaware corporation, including, but not limited to, with respect to the plans listed below (collectively, the “Plans”); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

Plans

•	CNET, Inc. Amended and Restated 1997 Stock Option Plan, as amended

•	2000 CNET Networks, Inc. Stock Incentive Plan, as amended

•	2001 CNET Networks, Inc. Stock Incentive Plan, as amended

•	Amended and Restated 2004 CNET Networks, Inc. Incentive Stock Award Plan, as amended

•	TechRepublic, Inc. 1999 Stock Option Plan

•	Ziff-Davis 1998 Incentive Compensation Plan

IN WITNESS WHEREOF, I have hereunto signed my name this 30th day of June, 2008.

Sign:	/s/ David R. Andelman
Print Name:	David R. Andelman

CBS Corporation

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of CBS CORPORATION (the “Company”) hereby constitutes and appoints Louis J. Briskman and Angeline C. Straka, and each of them individually, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file the Company’s registration statement or statements on Form S-3 with the Securities and Exchange Commission (the “Commission”), and any and all amendments, post-effective amendments and supplements thereto, and any and all instruments and documents filed as a part of or in connection with said registration statement or statements or any amendments thereto, covering shares of the Company’s common stock to be issued in connection with the Company’s assumption of Company Stock Options as defined in that certain Agreement and Plan of Merger, dated as of May 15, 2008, by and among CNET Networks, Inc., a Delaware corporation, the Company and Ten Acquisition Corp., a Delaware corporation, including, but not limited to, with respect to the plans listed below (collectively, the “Plans”); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

Plans

•	CNET, Inc. Amended and Restated 1997 Stock Option Plan, as amended

•	2000 CNET Networks, Inc. Stock Incentive Plan, as amended

•	2001 CNET Networks, Inc. Stock Incentive Plan, as amended

•	Amended and Restated 2004 CNET Networks, Inc. Incentive Stock Award Plan, as amended

•	TechRepublic, Inc. 1999 Stock Option Plan

•	Ziff-Davis 1998 Incentive Compensation Plan

IN WITNESS WHEREOF, I have hereunto signed my name this 30th day of June, 2008.

Sign:	/s/ Joseph A. Califano, Jr.
Print Name:	Joseph A. Califano, Jr.

CBS Corporation

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of CBS CORPORATION (the “Company”) hereby constitutes and appoints Louis J. Briskman and Angeline C. Straka, and each of them individually, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file the Company’s registration statement or statements on Form S-3 with the Securities and Exchange Commission (the “Commission”), and any and all amendments, post-effective amendments and supplements thereto, and any and all instruments and documents filed as a part of or in connection with said registration statement or statements or any amendments thereto, covering shares of the Company’s common stock to be issued in connection with the Company’s assumption of Company Stock Options as defined in that certain Agreement and Plan of Merger, dated as of May 15, 2008, by and among CNET Networks, Inc., a Delaware corporation, the Company and Ten Acquisition Corp., a Delaware corporation, including, but not limited to, with respect to the plans listed below (collectively, the “Plans”); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

Plans

•	CNET, Inc. Amended and Restated 1997 Stock Option Plan, as amended

•	2000 CNET Networks, Inc. Stock Incentive Plan, as amended

•	2001 CNET Networks, Inc. Stock Incentive Plan, as amended

•	Amended and Restated 2004 CNET Networks, Inc. Incentive Stock Award Plan, as amended

•	TechRepublic, Inc. 1999 Stock Option Plan

•	Ziff-Davis 1998 Incentive Compensation Plan

IN WITNESS WHEREOF, I have hereunto signed my name this 30th day of June, 2008.

Sign:	/s/ William S. Cohen
Print Name:	William S. Cohen

CBS Corporation

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of CBS CORPORATION (the “Company”) hereby constitutes and appoints Louis J. Briskman and Angeline C. Straka, and each of them individually, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file the Company’s registration statement or statements on Form S-3 with the Securities and Exchange Commission (the “Commission”), and any and all amendments, post-effective amendments and supplements thereto, and any and all instruments and documents filed as a part of or in connection with said registration statement or statements or any amendments thereto, covering shares of the Company’s common stock to be issued in connection with the Company’s assumption of Company Stock Options as defined in that certain Agreement and Plan of Merger, dated as of May 15, 2008, by and among CNET Networks, Inc., a Delaware corporation, the Company and Ten Acquisition Corp., a Delaware corporation, including, but not limited to, with respect to the plans listed below (collectively, the “Plans”); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

Plans

•	CNET, Inc. Amended and Restated 1997 Stock Option Plan, as amended

•	2000 CNET Networks, Inc. Stock Incentive Plan, as amended

•	2001 CNET Networks, Inc. Stock Incentive Plan, as amended

•	Amended and Restated 2004 CNET Networks, Inc. Incentive Stock Award Plan, as amended

•	TechRepublic, Inc. 1999 Stock Option Plan

•	Ziff-Davis 1998 Incentive Compensation Plan

IN WITNESS WHEREOF, I have hereunto signed my name this 30th day of June, 2008.

Sign:	/s/ Gary L. Countryman
Print Name:	Gary L. Countryman

CBS Corporation

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of CBS CORPORATION (the “Company”) hereby constitutes and appoints Louis J. Briskman and Angeline C. Straka, and each of them individually, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file the Company’s registration statement or statements on Form S-3 with the Securities and Exchange Commission (the “Commission”), and any and all amendments, post-effective amendments and supplements thereto, and any and all instruments and documents filed as a part of or in connection with said registration statement or statements or any amendments thereto, covering shares of the Company’s common stock to be issued in connection with the Company’s assumption of Company Stock Options as defined in that certain Agreement and Plan of Merger, dated as of May 15, 2008, by and among CNET Networks, Inc., a Delaware corporation, the Company and Ten Acquisition Corp., a Delaware corporation, including, but not limited to, with respect to the plans listed below (collectively, the “Plans”); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

Plans

•	CNET, Inc. Amended and Restated 1997 Stock Option Plan, as amended

•	2000 CNET Networks, Inc. Stock Incentive Plan, as amended

•	2001 CNET Networks, Inc. Stock Incentive Plan, as amended

•	Amended and Restated 2004 CNET Networks, Inc. Incentive Stock Award Plan, as amended

•	TechRepublic, Inc. 1999 Stock Option Plan

•	Ziff-Davis 1998 Incentive Compensation Plan

IN WITNESS WHEREOF, I have hereunto signed my name this 30th day of June, 2008.

Sign:	/s/ Charles K. Gifford
Print Name:	Charles K. Gifford

CBS Corporation

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of CBS CORPORATION (the “Company”) hereby constitutes and appoints Louis J. Briskman and Angeline C. Straka, and each of them individually, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file the Company’s registration statement or statements on Form S-3 with the Securities and Exchange Commission (the “Commission”), and any and all amendments, post-effective amendments and supplements thereto, and any and all instruments and documents filed as a part of or in connection with said registration statement or statements or any amendments thereto, covering shares of the Company’s common stock to be issued in connection with the Company’s assumption of Company Stock Options as defined in that certain Agreement and Plan of Merger, dated as of May 15, 2008, by and among CNET Networks, Inc., a Delaware corporation, the Company and Ten Acquisition Corp., a Delaware corporation, including, but not limited to, with respect to the plans listed below (collectively, the “Plans”); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

Plans

•	CNET, Inc. Amended and Restated 1997 Stock Option Plan, as amended

•	2000 CNET Networks, Inc. Stock Incentive Plan, as amended

•	2001 CNET Networks, Inc. Stock Incentive Plan, as amended

•	Amended and Restated 2004 CNET Networks, Inc. Incentive Stock Award Plan, as amended

•	TechRepublic, Inc. 1999 Stock Option Plan

•	Ziff-Davis 1998 Incentive Compensation Plan

IN WITNESS WHEREOF, I have hereunto signed my name this 30th day of June, 2008.

Sign:	/s/ Leonard Goldberg
Print Name:	Leonard Goldberg

CBS Corporation

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of CBS CORPORATION (the “Company”) hereby constitutes and appoints Louis J. Briskman and Angeline C. Straka, and each of them individually, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file the Company’s registration statement or statements on Form S-3 with the Securities and Exchange Commission (the “Commission”), and any and all amendments, post-effective amendments and supplements thereto, and any and all instruments and documents filed as a part of or in connection with said registration statement or statements or any amendments thereto, covering shares of the Company’s common stock to be issued in connection with the Company’s assumption of Company Stock Options as defined in that certain Agreement and Plan of Merger, dated as of May 15, 2008, by and among CNET Networks, Inc., a Delaware corporation, the Company and Ten Acquisition Corp., a Delaware corporation, including, but not limited to, with respect to the plans listed below (collectively, the “Plans”); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

Plans

•	CNET, Inc. Amended and Restated 1997 Stock Option Plan, as amended

•	2000 CNET Networks, Inc. Stock Incentive Plan, as amended

•	2001 CNET Networks, Inc. Stock Incentive Plan, as amended

•	Amended and Restated 2004 CNET Networks, Inc. Incentive Stock Award Plan, as amended

•	TechRepublic, Inc. 1999 Stock Option Plan

•	Ziff-Davis 1998 Incentive Compensation Plan

IN WITNESS WHEREOF, I have hereunto signed my name this 30th day of June, 2008.

Sign:	/s/ Bruce S. Gordon
Print Name:	Bruce S. Gordon

CBS Corporation

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of CBS CORPORATION (the “Company”) hereby constitutes and appoints Louis J. Briskman and Angeline C. Straka, and each of them individually, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file the Company’s registration statement or statements on Form S-3 with the Securities and Exchange Commission (the “Commission”), and any and all amendments, post-effective amendments and supplements thereto, and any and all instruments and documents filed as a part of or in connection with said registration statement or statements or any amendments thereto, covering shares of the Company’s common stock to be issued in connection with the Company’s assumption of Company Stock Options as defined in that certain Agreement and Plan of Merger, dated as of May 15, 2008, by and among CNET Networks, Inc., a Delaware corporation, the Company and Ten Acquisition Corp., a Delaware corporation, including, but not limited to, with respect to the plans listed below (collectively, the “Plans”); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

Plans

•	CNET, Inc. Amended and Restated 1997 Stock Option Plan, as amended

•	2000 CNET Networks, Inc. Stock Incentive Plan, as amended

•	2001 CNET Networks, Inc. Stock Incentive Plan, as amended

•	Amended and Restated 2004 CNET Networks, Inc. Incentive Stock Award Plan, as amended

•	TechRepublic, Inc. 1999 Stock Option Plan

•	Ziff-Davis 1998 Incentive Compensation Plan

IN WITNESS WHEREOF, I have hereunto signed my name this 30th day of June, 2008.

Sign:	/s/ Linda M. Griego
Print Name:	Linda M. Griego

CBS Corporation

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of CBS CORPORATION (the “Company”) hereby constitutes and appoints Louis J. Briskman and Angeline C. Straka, and each of them individually, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file the Company’s registration statement or statements on Form S-3 with the Securities and Exchange Commission (the “Commission”), and any and all amendments, post-effective amendments and supplements thereto, and any and all instruments and documents filed as a part of or in connection with said registration statement or statements or any amendments thereto, covering shares of the Company’s common stock to be issued in connection with the Company’s assumption of Company Stock Options as defined in that certain Agreement and Plan of Merger, dated as of May 15, 2008, by and among CNET Networks, Inc., a Delaware corporation, the Company and Ten Acquisition Corp., a Delaware corporation, including, but not limited to, with respect to the plans listed below (collectively, the “Plans”); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

Plans

•	CNET, Inc. Amended and Restated 1997 Stock Option Plan, as amended

•	2000 CNET Networks, Inc. Stock Incentive Plan, as amended

•	2001 CNET Networks, Inc. Stock Incentive Plan, as amended

•	Amended and Restated 2004 CNET Networks, Inc. Incentive Stock Award Plan, as amended

•	TechRepublic, Inc. 1999 Stock Option Plan

•	Ziff-Davis 1998 Incentive Compensation Plan

IN WITNESS WHEREOF, I have hereunto signed my name this 30th day of June, 2008.

Sign:	/s/ Arnold Kopelson
Print Name:	Arnold Kopelson

CBS Corporation

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of CBS CORPORATION (the “Company”) hereby constitutes and appoints Louis J. Briskman and Angeline C. Straka, and each of them individually, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file the Company’s registration statement or statements on Form S-3 with the Securities and Exchange Commission (the “Commission”), and any and all amendments, post-effective amendments and supplements thereto, and any and all instruments and documents filed as a part of or in connection with said registration statement or statements or any amendments thereto, covering shares of the Company’s common stock to be issued in connection with the Company’s assumption of Company Stock Options as defined in that certain Agreement and Plan of Merger, dated as of May 15, 2008, by and among CNET Networks, Inc., a Delaware corporation, the Company and Ten Acquisition Corp., a Delaware corporation, including, but not limited to, with respect to the plans listed below (collectively, the “Plans”); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

Plans

•	CNET, Inc. Amended and Restated 1997 Stock Option Plan, as amended

•	2000 CNET Networks, Inc. Stock Incentive Plan, as amended

•	2001 CNET Networks, Inc. Stock Incentive Plan, as amended

•	Amended and Restated 2004 CNET Networks, Inc. Incentive Stock Award Plan, as amended

•	TechRepublic, Inc. 1999 Stock Option Plan

•	Ziff-Davis 1998 Incentive Compensation Plan

IN WITNESS WHEREOF, I have hereunto signed my name this 30th day of June, 2008.

Sign:	/s/ Leslie Moonves
Print Name:	Leslie Moonves

CBS Corporation

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of CBS CORPORATION (the “Company”) hereby constitutes and appoints Louis J. Briskman and Angeline C. Straka, and each of them individually, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file the Company’s registration statement or statements on Form S-3 with the Securities and Exchange Commission (the “Commission”), and any and all amendments, post-effective amendments and supplements thereto, and any and all instruments and documents filed as a part of or in connection with said registration statement or statements or any amendments thereto, covering shares of the Company’s common stock to be issued in connection with the Company’s assumption of Company Stock Options as defined in that certain Agreement and Plan of Merger, dated as of May 15, 2008, by and among CNET Networks, Inc., a Delaware corporation, the Company and Ten Acquisition Corp., a Delaware corporation, including, but not limited to, with respect to the plans listed below (collectively, the “Plans”); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

Plans

•	CNET, Inc. Amended and Restated 1997 Stock Option Plan, as amended

•	2000 CNET Networks, Inc. Stock Incentive Plan, as amended

•	2001 CNET Networks, Inc. Stock Incentive Plan, as amended

•	Amended and Restated 2004 CNET Networks, Inc. Incentive Stock Award Plan, as amended

•	TechRepublic, Inc. 1999 Stock Option Plan

•	Ziff-Davis 1998 Incentive Compensation Plan

IN WITNESS WHEREOF, I have hereunto signed my name this 30th day of June, 2008.

Sign:	/s/ Doug Morris
Print Name:	Doug Morris

CBS Corporation

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of CBS CORPORATION (the “Company”) hereby constitutes and appoints Louis J. Briskman and Angeline C. Straka, and each of them individually, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file the Company’s registration statement or statements on Form S-3 with the Securities and Exchange Commission (the “Commission”), and any and all amendments, post-effective amendments and supplements thereto, and any and all instruments and documents filed as a part of or in connection with said registration statement or statements or any amendments thereto, covering shares of the Company’s common stock to be issued in connection with the Company’s assumption of Company Stock Options as defined in that certain Agreement and Plan of Merger, dated as of May 15, 2008, by and among CNET Networks, Inc., a Delaware corporation, the Company and Ten Acquisition Corp., a Delaware corporation, including, but not limited to, with respect to the plans listed below (collectively, the “Plans”); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

Plans

•	CNET, Inc. Amended and Restated 1997 Stock Option Plan, as amended

•	2000 CNET Networks, Inc. Stock Incentive Plan, as amended

•	2001 CNET Networks, Inc. Stock Incentive Plan, as amended

•	Amended and Restated 2004 CNET Networks, Inc. Incentive Stock Award Plan, as amended

•	TechRepublic, Inc. 1999 Stock Option Plan

•	Ziff-Davis 1998 Incentive Compensation Plan

IN WITNESS WHEREOF, I have hereunto signed my name this 30th day of June, 2008.

Sign:	/s/ Shari Redstone
Print Name:	Shari Redstone

CBS Corporation

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of CBS CORPORATION (the “Company”) hereby constitutes and appoints Louis J. Briskman and Angeline C. Straka, and each of them individually, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file the Company’s registration statement or statements on Form S-3 with the Securities and Exchange Commission (the “Commission”), and any and all amendments, post-effective amendments and supplements thereto, and any and all instruments and documents filed as a part of or in connection with said registration statement or statements or any amendments thereto, covering shares of the Company’s common stock to be issued in connection with the Company’s assumption of Company Stock Options as defined in that certain Agreement and Plan of Merger, dated as of May 15, 2008, by and among CNET Networks, Inc., a Delaware corporation, the Company and Ten Acquisition Corp., a Delaware corporation, including, but not limited to, with respect to the plans listed below (collectively, the “Plans”); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

Plans

•	CNET, Inc. Amended and Restated 1997 Stock Option Plan, as amended

•	2000 CNET Networks, Inc. Stock Incentive Plan, as amended

•	2001 CNET Networks, Inc. Stock Incentive Plan, as amended

•	Amended and Restated 2004 CNET Networks, Inc. Incentive Stock Award Plan, as amended

•	TechRepublic, Inc. 1999 Stock Option Plan

•	Ziff-Davis 1998 Incentive Compensation Plan

IN WITNESS WHEREOF, I have hereunto signed my name this 30th day of June, 2008.

Sign:	/s/ Sumner M. Redstone
Print Name:	Sumner M. Redstone

CBS Corporation

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of CBS CORPORATION (the “Company”) hereby constitutes and appoints Louis J. Briskman and Angeline C. Straka, and each of them individually, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file the Company’s registration statement or statements on Form S-3 with the Securities and Exchange Commission (the “Commission”), and any and all amendments, post-effective amendments and supplements thereto, and any and all instruments and documents filed as a part of or in connection with said registration statement or statements or any amendments thereto, covering shares of the Company’s common stock to be issued in connection with the Company’s assumption of Company Stock Options as defined in that certain Agreement and Plan of Merger, dated as of May 15, 2008, by and among CNET Networks, Inc., a Delaware corporation, the Company and Ten Acquisition Corp., a Delaware corporation, including, but not limited to, with respect to the plans listed below (collectively, the “Plans”); granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

Plans

•	CNET, Inc. Amended and Restated 1997 Stock Option Plan, as amended

•	2000 CNET Networks, Inc. Stock Incentive Plan, as amended

•	2001 CNET Networks, Inc. Stock Incentive Plan, as amended

•	Amended and Restated 2004 CNET Networks, Inc. Incentive Stock Award Plan, as amended

•	TechRepublic, Inc. 1999 Stock Option Plan

•	Ziff-Davis 1998 Incentive Compensation Plan

IN WITNESS WHEREOF, I have hereunto signed my name this 30th day of June, 2008.

Sign:	/s/ Frederic V. Salerno
Print Name:	Frederic V. Salerno